                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 5, 2002



                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)


              New York                  1-13515              25-0484900
       (State or other juris-        (Commission           (IRS Employer
     diction of incorporation)       file number)       Identification No.)


                   1600 Broadway, Suite 2200, Denver, CO 80202
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (303) 812-1400
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

     EXHIBIT   DESCRIPTION
     -------   -----------
      99.1     Forest Oil Corporation press release dated April 5, 2002,
               entitled "Forest Oil Announces Additional Success at Redoubt
               Shoal"

ITEM 9. REGULATION FD DISCLOSURE.

     In accordance with General Instruction B.2 of Form 8-K, the following information, including Exhibit 99.1, shall not be deemed filed for purposes of
Section 18 of the Securities and Exchange Act of 1934, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     The registrant issued a press release dated April 5, 2002 announcing drilling results of a well at Redoubt Shoal in the Cook Inlet of Alaska, which is attached to this Form 8-K as Exhibit 99.1.

                                     Page 2

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FOREST OIL CORPORATION
                                            (Registrant)


Dated: April 9, 2002                    By /s/ Newton W. Wilson III
                                           -----------------------------
                                           Newton W. Wilson III
                                           Senior Vice President - Legal
                                           Affairs & Secretary


                                     Page 3

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INDEX TO EXHIBITS FILED WITH THE CURRENT REPORT ON FORM 8-K

EXHIBIT   DESCRIPTION
-------   -----------
  99.1    Forest Oil Corporation press release dated April 5, 2002, entitled
          "Forest Oil Announces Additional Success at Redoubt Shoal"



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